LETTER OF TRANSMITTAL
                                      for
                   12.75% Senior Subordinated Notes Due 2010
                                       of
                                TEKNI-PLEX, INC.
                                Pursuant to the
                                 EXCHANGE OFFER
                                 in Respect of
                             All of Its Outstanding
                   12.75% Senior Subordinated Notes Due 2010
                                      for
               12.75% Series B Senior Subordinated Notes due 2010

                            -----------------------

                    Pursuant to the Prospectus Dated o, 2000

--------------------------------------------------------------------------------
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
     NEW YORK CITY TIME, ON o, 2000 UNLESS THE EXCHANGE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                       To: HSBC Bank USA, Exchange Agent

     By Mail or Hand/Overnight Delivery:                     By Facsimile:

                HSBC Bank USA                               (212) 658-2292
            140 Broadway - A Level                     Attention: Paulette Shaw
        New York, New York 10005-1180
                (212) 658-5931                           Confirm by Telephone:
           Attention: Paulette Shaw                         (212) 658-5931

                            -----------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below). As used herein, the term "holder" means a holder of Old Notes (as defined below), including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC"), whose name appears on a security position listing as the owner of the Old Notes. As used herein, the term "certificates" means physical certificates representing Old Notes.

     To participate in the Exchange Offer (as defined below), holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book- Entry Transfer" or (b) forwarding certificates herewith. Holders who are DTC Participants tendering by book-entry transfer may execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the account of HSBC Bank USA (the "Exchange Agent") at DTC and then send to the Exchange Agent a Book-Entry Confirmation (as defined below), including an agent's message (as defined below) confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Company (as defined below) may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

     If the tender is not made pursuant to the book-entry transfer procedures, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

     Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers, principal amounts and number of beneficial holders on a separately executed schedule and affix the schedule to this Letter of Transmittal. See Instruction 3.

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                                          DESCRIPTION OF OLD NOTES TENDERED
-------------------------------------------------------------------------------------------------------------


   Name(s) and Address(es) of Registered Holder(s)   Certificate    Principal Amount of        Number of
              (Please Fill In, If Blank)             Number(s)*     Old Notes Tendered    Beneficial Holders
                                                                  (If Less Than All Are  for which Old Notes
                                                                        Tendered)**            are Held
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

                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
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                                                                  $
                                                     --------------------------------------------------------
                                                                  $
                                                     --------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED                      $
-------------------------------------------------------------------------------------------------------------
*    Need not be completed by holders tendering by book-entry transfer.
**   Old Notes may be tendered in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Notes of a holder are tendered for exchange, the untendered principal amount of the holder's remaining Old Notes must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
-------------------------------------------------------------------------------------------------------------

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS (defined in Instruction 1)
ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     DTC Account Number:
                        --------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) of Old Notes:
                                                  ------------------------------

     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Institution which Guaranteed Delivery:
                                                   -----------------------------

          If Guaranteed Delivery is to be made by Book-Entry Transfer:
     Name of Tendering Institution:
                                   ---------------------------------------------

     DTC Account Number:
                        --------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON- EXCHANGED OR UNTENDERED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.

     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------

     Area Code and
     Telephone Number:                      Contact Person:
                      ----------------------               ---------------------

     Principal Amount of Old Notes so Held:  $
                                             -----------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Tekni-Plex, Inc., a Delaware corporation (the "Company"), the aggregate principal amount of Old Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company's prospectus dated o, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $275 million principal amount of its 12.75% Series B Senior Subordinated Notes due 2010, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for $275 million principal amount of its issued and outstanding 12.75% Senior Subordinated Notes due 2010 (the "Old Notes" and, together with the "New Notes", the "Notes").

     Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Old Notes (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with any obligations it may have under the registration rights agreement (as set forth in the Prospectus). The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement and that the Company shall have no further obligations or liabilities thereunder (except in certain limited circumstances).

     The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is participating, or intends to participate, or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933 (as amended, the "Securities Act")) of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no- action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the provisions of the Securities
Act), provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a "Participating Broker- Dealer"), it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Company has agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. Any person, including any Participating Broker-Dealer, who is an "affiliate" may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. In that regard, each Participating Broker-Dealer by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

     Holders of Old Notes whose Old Notes are accepted for exchange will not receive any interest on such Old Notes, and the undersigned hereby waives the right to receive any interest on such Old Notes in connection with the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above in the box entitled "Description of Old Notes Tendered," if they are not already set forth in such box, as they appear on the certificates representing such Old Notes. The certificate number(s) of the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates of such unexchanged or untendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered."


                                           HOLDER(S) SIGN HERE
                                      (See Instructions 2, 5 and 6)
                            (Please Complete Substitute Form W-9 on Page 16)
                  (Note: Signature(s) Must be Guaranteed if Required by Instruction 2)

     Must be signed by registered holders exactly as name(s) appear(s) on certificates for the Old Notes hereby tendered or on a security position listing, or by any persons authorized to become the registered holders by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company, the Trustee for the Old Notes, or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

---------------------------------------------------------------------------------------------------------
                                              (Signatures of Holders)
Date:
     ------------------------

Name:
    -----------------------------------------------------------------------------------------------------
                                                  (Please Print)

Capacity (full title):
                     ------------------------------------------------------------------------------------

Address:
       --------------------------------------------------------------------------------------------------
                                                (Include Zip Code)

Area Code and Telephone Number:
                              ---------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
                                              -----------------------------------------------------------


                                         GUARANTEE OF SIGNATURE

                                       (See Instructions 2 and 5)

Authorized Signature:
                    -------------------------------------------------------------------------------------

Date:
    -----------------------

Name of Firm:
            ---------------------------------------------------------------------------------------------
                                                  (Please Print)

Capacity (full title):
                     ------------------------------------------------------------------------------------

Address:
       --------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                (Include Zip Code)

Area Code and Telephone Number:
                              ---------------------------------------------------------------------------



            SPECIAL ISSUANCE INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 4, 5 and 6)                           (See Instructions 4, 5 and 6)

     To be completed ONLY if the New Notes and/or any     To be completed ONLY if the New Notes and/or any
Old Notes that are not tendered are to be issued in    Old Notes that are not tendered are to be sent to
the name of someone other than the registered holder   someone other than the registered holder of the Old
of the Old Notes whose name appears above.             Notes whose name appears above, or to such registered
                                                       holder at an address other than that shown above.
Issue  [ ]  New Notes   [ ] Old Notes not Tendered
to:                                                    Mail   [ ]  New Notes  [ ] Old Notes not Tendered
Name:                                                  to:
     ----------------------------------------------    Name:
                    (Please Print)                          ---------------------------------------------
                                                                               (Please Print)

Address:                                               Address:
       ------------------------------------                   -------------------------------------------

-----------------------------------------------------  --------------------------------------------------
                  (Include Zip Code)                                      (Include Zip Code)

-----------------------------------------------------  --------------------------------------------------
         (Area Code and Telephone Number)                        (Area Code and Telephone Number)

---------------------------------------------------------------------------------------------------------
                (Tax Identification or                                  (Tax Identification or
                Social Security Number)                                 Social Security Number)


                                                     7